RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Amsurg Corp (AMSG, 5.625% July 15, 2022 144A), Cusip 03232UAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$24,060,000

6.	Aggregate principal amount of offering:	$1,100,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/1/2014

10.	Date offering commenced:	7/1/2014

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 9, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Memorial Production Partners LP and Memorial Production Finance Corporation (MEMP, 6.875% August 1, 2022 144A), Cusip 586049AD

3.	Underwriter from whom purchased:	Barclays Capital Inc

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,318,965

6.	Aggregate principal amount of offering:	$492,425,000

7.	Purchase price (net of fees and expenses):	$98.485

8.	Offering price at close of first day on which any sales were made:	$98.485

9.	Date of Purchase:	7/14/2014

10.	Date offering commenced:	7/14/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 9, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Compressco Partners, L.P. and Compressco Finance Inc. (GSJK, 7.25% August 15, 2022 144A), Cusip 20467BAA

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$27,909,287

6.	Aggregate principal amount of offering:	$344,778,000

7.	Purchase price (net of fees and expenses):	$98.508

8.	Offering price at close of first day on which any sales were made:	$98.508

9.	Date of Purchase:	7/29/2014

10.	Date offering commenced:	7/29/2014

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	September 9, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Frontier Communications (FTR 6.25% September 15, 2021), Cusip 35906AAP

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$13,408,000

6.	Aggregate principal amount of offering:			$775,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			9/3/2014

10.	Date offering commenced:			9/3/2014

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Frontier Communications (FTR 6.875% January 15, 2025), Cusip 35906AAQ

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$13,412,000

6.	Aggregate principal amount of offering:			$775,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			9/3/2014

10.	Date offering commenced:			9/3/2014

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		WPX Energy, Inc. (WPX 5.25% September 15, 2024), Cusip 98212BAE

3.	Underwriter from whom purchased:		Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$39,511,000

6.	Aggregate principal amount of offering:			$500,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			9/3/2014

10.	Date offering commenced:			9/3/2014

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Gannett Co Inc (GCI 4.875% September 15, 2021 144A), Cusip 364725BB

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,661,413

6.	Aggregate principal amount of offering:	$344,858,500

7.	Purchase price (net of fees and expenses):	$98.531

8.	Offering price at close of first day on which any sales were made:	$98.531

9.	Date of Purchase:	9/3/2014

10.	Date offering commenced:	9/3/2014

11.	Commission, spread or profit:	1.48%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Gannett Co Inc (GCI 5.50% September 15, 2024 144A), Cusip 364725BC

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,736,854

6.	Aggregate principal amount of offering:	$321,873,500

7.	Purchase price (net of fees and expenses):	$99.038

8.	Offering price at close of first day on which any sales were made:	$99.038

9.	Date of Purchase:	9/3/2014

10.	Date offering commenced:	9/3/2014

11.	Commission, spread or profit:	1.49%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Cequel Communications Holdings I, LLC and Cequel Capital Corporation (CEQEUEL 5.125% December 15, 2021 144A), Cusip 15672WAF

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$52,600,580

6.	Aggregate principal amount of offering:	$486,250,000

7.	Purchase price (net of fees and expenses):	$97.250

8.	Offering price at close of first day on which any sales were made:	$97.250

9.	Date of Purchase:	9/4/2014

10.	Date offering commenced:	9/4/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Ultra Petroleum Corp (UPL 6.125% October 1, 2024 144A), Cusip 903914AC

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$48,652,000

6.	Aggregate principal amount of offering:	$850,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/4/2014

10.	Date offering commenced:	9/4/2014

11.	Commission, spread or profit:	1.35%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Antero Resources Corp (AR 5.125% December 1, 2022 144A), Cusip 03674XAA

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$7,627,9501

6.	Aggregate principal amount of offering:	$1,105,500,000

7.	Purchase price (net of fees and expenses):	$100.50

8.	Offering price at close of first day on which any sales were made:	$100.50

9.	Date of Purchase:	9/4/2014

10.	Date offering commenced:	9/4/2014

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	California Resources CRP (CALRES 6.00% November 15, 2024 144A), Cusip 13057QAE

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$78,982,000

6.	Aggregate principal amount of offering:	$2,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/11/2014

10.	Date offering commenced:	9/11/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Aecom Technology (ACM 5.75% October 15, 2022 144A), Cusip 00766TAA

3.	Underwriter from whom purchased:	BofAMerrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$38,505,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/17/2014

10.	Date offering commenced:	9/17/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Aecom Technology (ACM 5.875% October 15, 2024 144A), Cusip 00766TAC

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$27,760,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/17/2014

10.	Date offering commenced:	9/17/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Alcoa Inc (AA 5.125% October 1, 2024), Cusip 013817AW

3.	Underwriter from whom purchased:		Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$45,640,000

6.	Aggregate principal amount of offering:			$1,250,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			9/17/2014

10.	Date offering commenced:			9/17/2014

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	RSP Permian Inc (RSPP 6.625% October 1, 2022 144A), Cusip 74978QAA

3.	Underwriter from whom purchased:	Barclays Capital Inc

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,610,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/23/2014

10.	Date offering commenced:	9/23/2014

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	101178 B.C. Unlimited Liability Company and New Red Finance, Inc. (BKW 6.00% April 1, 2022 144A), Cusip 68245XAA

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$37,950,000

6.	Aggregate principal amount of offering:	$2,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/24/2014

10.	Date offering commenced:	9/24/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Zebra Technologies Corporation (ZBRA 7.25% October 15, 2022 144A), Cusip 989207AA

3.	Underwriter from whom purchased:	Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$40,813,000

6.	Aggregate principal amount of offering:	$1,050,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	9/30/2014

10.	Date offering commenced:	9/30/2014

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 23, 2014, revised November 19, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		HCA Inc (HCA 5.25% April 15, 2025), Cusip 404119BQ

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$61,850,000

6.	Aggregate principal amount of offering:			$1,400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/7/2014

10.	Date offering commenced:			10/7/2014

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 6.75% November 1, 2019 144A), Cusip 26818AAA

3.	Underwriter from whom purchased:	Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$44,680,000

6.	Aggregate principal amount of offering:	$2,100,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/10/2014

10.	Date offering commenced:	10/10/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 7.375% November 1, 2022 144A), Cusip 26818AAB

3.	Underwriter from whom purchased:	Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$45,965,000

6.	Aggregate principal amount of offering:	$1,750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/10/2014

10.	Date offering commenced:	10/10/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 7.625% November 1, 2024 144A), Cusip 26818AAC

3.	Underwriter from whom purchased:	Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$26,960,000

6.	Aggregate principal amount of offering:	$1,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/10/2014

10.	Date offering commenced:	10/10/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Constellation Brands Inc (STZ 3.875% November 15, 2019), Cusip 21036PAM

3.	Underwriter from whom purchased:		BofA Merrill Lynnch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$14,015,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/20/2014

10.	Date offering commenced:			10/20/2014

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Constellation Brands Inc (STZ 4.75% November 15, 2024), Cusip 21036PAN

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$18,224,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/20/2014

10.	Date offering commenced:			10/20/2014

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 5.50% October 15, 2019 144), Cusip 88160QAG

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$23,550,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/22/2014

10.	Date offering commenced:	10/22/2014

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 6.25% October 15, 2022 144A), Cusip 88160QAH

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$21,263,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/22/2014

10.	Date offering commenced:	10/22/2014

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 12, 2014

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Avis Budge Car Rental, LLC and Avis Budge Finance, Inc. (CAR 5.50% April 1, 2023 144A), Cusip 053773AZ0

3.	Underwriter from whom purchased:	Credit Agricole Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$19,406,950

6.	Aggregate principal amount of offering:	$174,343,750

7.	Purchase price (net of fees and expenses):	$99.625

8.	Offering price at close of first day on which any sales were made:	$99.625

9.	Date of Purchase:	11/6/2014

10.	Date offering commenced:	11/6/2014

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Omnicare Inc (OCR 4.75% December 1, 2022), Cusip 681904AS7

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$18,500,000

6.	Aggregate principal amount of offering:			$400,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			11/6/2014

10.	Date offering commenced:			11/6/2014

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Omnicare Inc (OCR 5.00% December 1, 2024), Cusip 681904AT5

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$10,585,000

6.	Aggregate principal amount of offering:			$300,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			11/6/2014

10.	Date offering commenced:			11/6/2014

11.	Commission, spread or profit:			1.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	SM Energy Company (SM 6.125% November 15, 2022 144A), Cusip 78454LAJ9

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$9,320,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/12/2014

10.	Date offering commenced:	11/12/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Realogy Group LLC (RLGY 5.25% December 1, 2021 144A), Cusip 75606DAC5

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,455,000

6.	Aggregate principal amount of offering:	$300,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/14/2014

10.	Date offering commenced:	11/14/2014

11.	Commission, spread or profit:	1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Level 3 Communications (LVLT 5.75% December 1, 2022 144A), Cusip 52729NBW9

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$64,282,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/17/2014

10.	Date offering commenced:	11/17/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Equinix Inc (EQIX 5.375 January 1, 2022), Cusip 29444UAN6

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$17,494,000

6.	Aggregate principal amount of offering:			$750,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			11/17/2014

10.	Date offering commenced:			11/17/2014

11.	Commission, spread or profit:			1.20%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Equinix Inc (EQIX 5.75% January 1, 2025), Cusip 29444UAP1

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$12,241,000

6.	Aggregate principal amount of offering:			$500,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			11/17/2014

10.	Date offering commenced:			11/17/2014

11.	Commission, spread or profit:			1.20%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Huntington Ingalls Industries, Inc. (HII 5.00% December 15, 2021 144A), Cusip 446413AG1

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$14,460,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/17/2014

10.	Date offering commenced:	11/17/2014

11.	Commission, spread or profit:	1.80%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	HD Supply Inc (HDSUPP 5.25% December 15, 2021 144A), Cusip 40415RAQ8

3.	Underwriter from whom purchased:	BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$55,625,000

6.	Aggregate principal amount of offering:	$1,250,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/19/2014

10.	Date offering commenced:	11/19/2014

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		MGM Resorts International (MGM 6.00% March 15, 2023), Cusip 552953CC3

3.	Underwriter from whom purchased:		BofA Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$74,260,000

6.	Aggregate principal amount of offering:			$1,150,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			11/20/2014

10.	Date offering commenced:			11/20/2014

11.	Commission, spread or profit:			1.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	KLX Inc (BEAV 5.875% December 1, 2022 144A), Cusip 482539AA1

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$21,615,000

6.	Aggregate principal amount of offering:	$1,200,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/21/2014

10.	Date offering commenced:	11/21/2014

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 9, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Dana Holding Corporation (DAN 5.50% December 15, 2024), Cusip 235825AE6

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$21,795,000

6.	Aggregate principal amount of offering:			$425,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			12/4/2014

10.	Date offering commenced:			12/4/2014

11.	Commission, spread or profit:			1.447

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 16, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Kindred Escrow Corp II (KND 8.0% January 15, 2020 144A), Cusip 49457QAA5

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$26,445,000

6.	Aggregate principal amount of offering:	$750,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	12/11/2014

10.	Date offering commenced:	12/11/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 16, 2015

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Kindred Escrow Corp II (KND 8.75% January 15, 2020 144A), Cusip 49457QAB3

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$17,635,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	12/11/2014

10.	Date offering commenced:	12/11/2014

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 16, 2015